Exhibit 99.1

China Direct Authorizes $2.5 million Stock Repurchase Program

DEERFIELD BEACH, FL., September 12, 2008 -- China Direct, Inc. (Nasdaq: CDS), a U.S. company that owns controlling stakes in a diversified portfolio of Chinese entities and assists Chinese businesses in accessing the U.S. capital markets, announced that its Board of Directors has approved a $2.5 million stock repurchase program.

On September 10, 2008, the Board of Directors authorized the Company to repurchase up to $2.5 million shares of its common stock through March 31, 2009. The amount and timing of specific repurchases are subject to market conditions, applicable legal requirements and other factors deemed appropriate by the Company’s CEO and President. Repurchases may be in open-market transactions or through privately negotiated transactions, and the repurchase program may be discontinued or expanded by the Board of Directors at any time. The Company has approximately 23.5 million shares of common stock outstanding and approximately 12.5 million shares are in the public float as of today. Any shares repurchased by the Company in this program will reduce the number of outstanding shares of its common stock.

“The board’s decision to authorize the repurchase of our common stock underscores our confidence in China Direct’s financial strength and our ability to enhance long-term shareholder value. Our business outlook remains strong” said Dr. James Wang, CEO of China Direct.

Dr. Wang concluded, “We believe that our current financial model and operating requirements will allow us to execute this program as we make the necessary investments in our business to ensure our future growth. Our cash resources, after the repurchase, will be adequate to allow us to continue pursuing our objectives.”

About China Direct, Inc.

China Direct, Inc. (Nasdaq: CDS) is a diversified management and advisory services organization headquartered in the U.S. Our management services division acquires a controlling interest in entities operating in China. Our ownership control enables China Direct to provide management advice, as well as financing to Chinese entities. This infrastructure creates a platform to expand business opportunities globally while accessing the U.S. capital markets. Our advisory services division provides comprehensive advisory and consulting services to Chinese entities seeking to access the U.S. capital markets. As a direct link to China, China Direct serves as a vehicle allowing investors to directly participate in the rapid growth of the Chinese economy in a diversified and balanced manner. For more information about China Direct, please visit http://www.chinadirectinc.com .

DISCLOSURE NOTICE:

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, China Direct, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intends,” “plans,” “believes” and “projects”) may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations about our future success, the success of our advisory board, and our ability to identify and close acquisitions of operating companies in China in a cost effective manner that enhance our financial condition. We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward- looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2007 and our reports on Form 10-Q.